Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-Q of Global Holdings, Inc. for the quarter ended September 30, 2009, I, Mark McCloy, Chief Executive Officer and Chief Financial Officer of Global Holdings, Inc. hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.	Such Quarterly Report on Form 10-Q for the period ended September 30, 2009, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.
The information contained in such Quarterly Report on Form 10-Q for the period ended September 30, 2009, fairly presents, in all material respects, the financial condition and results of operations of Global Holdings, Inc.

GLOBAL HOLDINGS, INC.

Date: November 23, 2009	By:	/s/ Mark McCloy
Mark McCloy
President, CEO & CFO